                                                                    EXHIBIT 99.6


                AMENDMENT NO. 5 TO SECURITIES EXCHANGE AGREEMENT

                  AMENDMENT NO. 5 (this "Agreement"), dated as of December 31, 2001, in respect of the Securities Exchange Agreement dated as of May 6, 1998, as heretofore amended (said Securities Exchange Agreement, as so amended, being the "Securities Exchange Agreement", and the terms defined therein being used herein as therein defined unless otherwise defined herein) among CORAM, INC., a Delaware corporation (the "Company"), CORAM HEALTHCARE CORPORATION, a Delaware corporation ("Holdings"), CERBERUS PARTNERS, L.P. ("Cerberus"), GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP") and FOOTHILL CAPITAL CORPORATION ("Foothill") (each a "Noteholder" and, together with any other holders from time to time of interests in the Series A Notes or Series B Notes, collectively, the "Noteholders").

                                   WITNESSETH:

                  WHEREAS, the Noteholders, the Company and Holdings entered into the Securities Exchange Agreement, pursuant to which the Noteholders received, among other things, Series A Notes and Series B Notes, as the case may be, in exchange for the Noteholders' interests in the Subordinated Rollover Notes and the Warrants;

                  WHEREAS, pursuant to an Exchange Agreement, dated as of December 29, 2000, by and among the Company and the Noteholders (the "December 2000 Exchange Agreement"), the Noteholders exchanged (the "December 2000 Exchange") approximately $97,715,434 aggregate principal amount of Series A Notes and $11,610,542 of accrued interest on the Series A Notes and the Series B Notes for their pro rata share of 905 shares of the Preferred Stock (as defined in the December 2000 Exchange Agreement);

                  WHEREAS, following the December 2000 Exchange, the Noteholders held $61,207,938 aggregate principal amount of Series A Notes and $92,084,099 aggregate principal amount of Series B Notes (collectively, the "December 2000 Notes");

                  WHEREAS, as of the date hereof, the Noteholders own in the aggregate 100% of the outstanding principal amount of the Series A Notes and Series B Notes;

                  WHEREAS, pursuant to an Exchange Agreement, dated as of December 31, 2001, by and among the Company and the Noteholders (the "December 2001 Exchange Agreement"), the Noteholders have agreed to exchange (the "December 2001 Exchange") an additional $21,000,000 aggregate principal amount of Series A Notes and $1,900,500 of accrued interest on the Series A Notes and the Series B Notes for their pro rata share of 189.5705 shares of the December 2001 Preferred Stock (as defined in the December 2001 Exchange Agreement);

                  WHEREAS, following the December 2001 Exchange, the Noteholders will hold $40,207,938 aggregate principal amount of Series A Notes and $92,084,099 aggregate principal amount of Series B Notes (collectively, the "December 2001 Notes");

                  WHEREAS, as further consideration for the December 2001 Exchange, the Company, Holdings and the Noteholders have agreed to amend the maturity of the December 2001 Notes; and

                  WHEREAS, the Company, Holdings and the Noteholders have agreed to amend the Securities Exchange Agreement and to enter into this Agreement upon the terms and subject to the conditions contained herein;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  SECTION 1. Amendments to the Securities Exchange Agreement. Upon the satisfaction of the conditions contained in Section 4 of this Agreement, Section 1 to the Securities Exchange Agreement is hereby amended by deleting the existing definitions of "Series A Maturity Date", "Series A Notes", "Series B Maturity Date" and "Series B Notes" and replacing them with the following:

                           "Series A Maturity Date" shall mean the earlier of
                  (i) June 30, 2002, and (ii) the effective date of a Joint Plan of Reorganization of Holdings and the Company.

                           "Series A Notes" shall mean the Series A Senior
                  Subordinated Notes of the Company issued to the Noteholders hereunder, substantially in the form of Exhibit A-1 hereto, and any Additional Series A Notes, together with any notes substituted therefor.

                           "Series B Maturity Date" shall mean the earlier of
                  (i) June 30, 2002, and (ii) the effective date of a Joint Plan of Reorganization of Holdings and the Company.

                           "Series B Notes" shall mean the Series B Senior
                  Subordinated Convertible Notes of the Company issued to the Noteholders hereunder, substantially in the form of Exhibit A-2 hereto, and any Additional Series A Notes, together with any notes substituted therefor.

                  SECTION 2. Representations and Warranties of the Company and Holdings. Each of the Company and Holdings hereby represents and warrants as to itself and the Coram Parties that the execution, delivery and performance of this Agreement, the Amended and Restated Series A Senior Subordinated Note and the Amended and Restated Series B Senior Subordinated Convertible Note (collectively, the "Amendment Agreements") have been each duly authorized by all necessary corporate action on the part of such Coram Party and the Amendment Agreements and the Securities Exchange Agreement amended hereby each constitute a legal, valid and binding obligation of such Coram Party, enforceable against it in accordance with their terms.

                  SECTION 3. Representations and Warranties of the Noteholders. Each of the Noteholders hereby represents and warrants as to itself that the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate or partnership action on the part of such Noteholder.

                  SECTION 4. Conditions to Effectiveness. The amendments contained in Section 1 of this Agreement shall be subject to the satisfaction of the following conditions precedent:

                           (a) the due execution and delivery of this Agreement by each of the Noteholders, Holdings and the Company;

                           (b) the due execution and delivery of a consent and confirmation of guaranty, in the form attached hereto as Exhibit A, by Holdings and each Subsidiary Guarantor listed on Annex A attached hereto;

                           (c) the due execution and delivery of an Amended and Restated Series A Senior Subordinated Note by the Company to each of the Noteholders;

                           (d) the due execution and delivery of an Amended and Restated Series B Senior Subordinated Convertible Note to each of the Noteholders;

                           (e) the consent of the Madeleine L.L.C., as lender under the Financing Agreement, to this Agreement, the December 2001 Exchange Agreement and the transactions contemplated thereby; and

                           (f) the conditions precedent set forth in Section 6 of the December 2001 Exchange Agreement have been satisfied in full by the Company or have been waived by the Noteholders, in their sole discretion.

                  SECTION 5. Effect on the Securities Exchange Agreement. Except as amended hereby, the Securities Exchange Agreement and the other Note Documents shall remain in full force and effect. Except as set forth herein, nothing in this Agreement shall be deemed to (i) constitute a forbearance or waiver of compliance by any of the Coram Parties of any term, provision or condition of the Securities Exchange Agreement or any other instrument or agreement referred to therein or under the Note Documents or (ii) prejudice any right or remedy that any Noteholder may not have or may have in the future under or in connection with the Securities Exchange Agreements or any other Note Document.

                  SECTION 6. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together constitute one and the same agreement.

                  SECTION 7. Governing Law. The validity, interpretation and enforcement of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws principles thereof.

                  SECTION 8. Headings. Section headings in this Agreement are included herein for the convenience of reference only and shall not constitute part of this Agreement for any other purpose.

                  SECTION 9. References. References herein and in the other Note Documents to the "Securities Exchange Agreement", "this Agreement", "hereunder", "hereof", or words of like import referring to the Securities Exchange Agreement, shall mean and be a reference to the Securities Exchange Agreement as amended hereby.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

                                      CORAM, INC.

                                      By: /s/ SCOTT DANITZ
                                         ---------------------------------------
                                      Name: Scott Danitz
                                      Title: Senior Vice President
                                             Chief Financial Officer



                                      CORAM HEALTHCARE CORPORATION

                                      By: /s/ SCOTT DANITZ
                                         ---------------------------------------
                                      Name: Scott Danitz
                                      Title: Senior Vice President
                                             Chief Financial Officer



                                      CERBERUS PARTNERS, L.P.
                                      By Cerberus Associates LLC, its General
                                      Partner

                                      By: /s/ MARK A. NEPORENT
                                         ---------------------------------------
                                      Name: Mark A. Neporent
                                      Title: Managing Director



                                      GOLDMAN SACHS CREDIT PARTNERS L.P.

                                      By: /s/ JAMES R. BOOK
                                         ---------------------------------------
                                      Name: James R. Book
                                      Title: Authorized Signatory



                                      FOOTHILL CAPITAL CORPORATION

                                      By: /s/ DENNIS R. ASCHER
                                         ---------------------------------------
                                      Name: Dennis R. Ascher
                                      Title: Senior Vice President




      [Signature Page to Amendment No. 5 to Securities Exchange Agreement]

                                                                       EXHIBIT A

                                     CONSENT

                        Dated as of December 31, 2001

                  Each of the undersigned, in its capacity as a Guarantor under the Securities Exchange Agreement referred to in the foregoing Agreement, hereby consents to the said Agreement and hereby confirms and agrees that its guaranty of the Guaranteed Obligations (as such term is defined in the Guarantee Agreements) is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, the said Agreement, each reference in each Guarantee Agreement to "this Agreement", "hereunder", "thereunder", "thereof" or words of like import shall mean and be a reference to the Securities Exchange Agreement as amended by said Agreement.

                  This Consent may be executed in any number of counterparts each of which, when executed and delivered, shall constitute an original, but all executed counterparts together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

                                      CORAM HEALTHCARE CORPORATION



                                      By: /s/ SCOTT DANITZ
                                         ---------------------------------------
                                      Name: Scott Danitz
                                      Title: Senior Vice President
                                             Chief Financial Officer



                                      FOR EACH OF THE SUBSIDIARY
                                      GUARANTORS LISTED ON ANNEX A
                                      HERETO



                                      By: /s/ SCOTT DANITZ
                                         ---------------------------------------
                                      Name: Scott Danitz
                                      Title: Senior Vice President
                                             Chief Financial Officer


                                      c/o Coram Healthcare Corporation
                                      1675 Broadway Street, Suite 900
                                      Denver, CO  80202

                                                                         ANNEX A

                                  Subsidiaries

Coram International Holdings Ltd.
Coram Healthcare Limited

Fairfax Hematology Oncology Associates, Inc.
HealthInfusion, Inc.
H.M.S.S., Inc.
Coram Homecare of Illinois, Inc.
T2 Medical, Inc.

         Coram Healthcare Corporation of Alabama
         Coram Healthcare Corporation of Florida
         Coram Healthcare Corporation of Greater D.C.
         Coram Healthcare Corporation of Greater New York
         Coram Healthcare Corporation of Indiana
         Coram Healthcare Corporation of Kentucky
         Coram Healthcare Corporation of Michigan
         Coram Healthcare Corporation of Mississippi
         Coram Healthcare Corporation of Nevada
         Coram Healthcare Corporation of Northern California Coram Healthcare Corporation of Rhode Island
         Coram Healthcare Corporation of South Carolina
         Coram Healthcare Corporation of Southern California Coram Healthcare Corporation of Southern Florida
         Coram Homecare of Minnesota, Inc.
         Coram Homecare of Northern California
         Coram Service Corporation
         Curaflex Health Services, Inc.
                  Coram Alternative Site Services, Inc.
                  Coram Healthcare Corporation of Massachusetts Coram Healthcare Corporation of New York Coram Healthcare Corporation of North Texas Coram Healthcare Corporation of Utah
                  Coram Healthcare of Wyoming, L.L.C.

             AMENDED AND RESTATED SERIES A SENIOR SUBORDINATED NOTE

$18,275,371.22                                                New York, New York
                                                              December 31, 2001


                  FOR VALUE RECEIVED, the undersigned, CORAM, INC., a Delaware corporation ("Company"), hereby unconditionally PROMISES TO PAY to the order of GOLDMAN SACHS CREDIT PARTNERS L.P. ("Holder"), at Goldman Sachs Credit Partners L.P., c/o Goldman, Sachs & Co., 85 Broad Street, 6th Floor, New York, NY 10004, or at such other place as the holder of this Series A Senior Subordinated Note (the "Note") may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of $18,275,371.22 (EIGHTEEN MILLION TWO HUNDRED SEVENTY FIVE THOUSAND THREE HUNDRED SEVENTY ONE DOLLARS AND TWENTY TWO CENTS), together with interest on the unpaid principal amount of this Note outstanding from time to time from the date hereof, at the rate provided in the Securities Exchange Agreement (as hereinafter defined).

                  This Note is issued pursuant to that certain Securities Exchange Agreement, dated as of May 6, 1998 between the Company and CORAM HEALTHCARE CORPORATION, a Delaware corporation ("Holdings"), CERBERUS PARTNERS, L.P. GOLDMAN SACHS CREDIT PARTNERS L.P. and FOOTHILL CAPITAL CORPORATION, (as amended from time to time, the "Securities Exchange Agreement"), and is entitled to the benefit of the Note Documents provided for therein, to which reference is hereby made for a statement of all of the terms and conditions under which the indebtedness evidenced hereby is made. All capitalized terms, unless otherwise defined herein, shall have the meanings ascribed to them in the Securities Exchange Agreement.

                  The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Securities Exchange Agreement and, if not sooner paid in full, on the earlier of (i) June 30, 2002, and (ii) the effective date of a Joint Plan of Reorganization of Holdings and the Company. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Securities Exchange Agreement.

                  If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                  Upon and after the occurrence of an Event of Default, this Note may, as provided in the Securities Exchange Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

                  Except as set forth in the Securities Exchange Agreement demand, presentment, protest and notice of nonpayment and protest are hereby waived by Company.

                  This Note amends and restates and is a substitute for, but is not in payment or satisfaction of, the Series A Senior Subordinated Note dated December 29, 2000, issued by the Company to the Holder.



                        [SIGNATURE ON THE FOLLOWING PAGE]

                  This Note has been executed, delivered and accepted at New York, New York and shall be interpreted, governed by and construed in accordance with, the laws of the State of New York.

                                           CORAM, INC.


                                           By: /s/ SCOTT DANITZ
                                               ---------------------------------
                                               Name: Scott Danitz
                                               Title: Senior Vice President and
                                                      Chief Financial Officer

    [Signature Page to Series A Note for Goldman Sachs Credit Partners L.P.]

             AMENDED AND RESTATED SERIES A SENIOR SUBORDINATED NOTE

$14,392,797.20                                                New York, New York
                                                              December 31, 2001


                  FOR VALUE RECEIVED, the undersigned, CORAM, INC., a Delaware corporation ("Company"), hereby unconditionally PROMISES TO PAY to the order of CERBERUS PARTNERS, L.P. ("Holder"), at Cerberus Partners, L.P., 450 Park Avenue, 28th Floor, New York, New York 10022, or at such other place as the holder of this Series A Senior Subordinated Note (the "Note") may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of $14,392,797.20 (FOURTEEN MILLION THREE HUNDRED NINETY TWO THOUSAND SEVEN HUNDRED NINETY SEVEN DOLLARS AND TWENTY CENTS), together with interest on the unpaid principal amount of this Note outstanding from time to time from the date hereof, at the rate provided in the Securities Exchange Agreement (as hereinafter defined).

                  This Note is issued pursuant to that certain Securities Exchange Agreement, dated as of May 6, 1998 between the Company and CORAM HEALTHCARE CORPORATION, a Delaware corporation ("Holdings"), CERBERUS PARTNERS, L.P. GOLDMAN SACHS CREDIT PARTNERS L.P. and FOOTHILL CAPITAL CORPORATION, (as amended from time to time, the "Securities Exchange Agreement"), and is entitled to the benefit of the Note Documents provided for therein, to which reference is hereby made for a statement of all of the terms and conditions under which the indebtedness evidenced hereby is made. All capitalized terms, unless otherwise defined herein, shall have the meanings ascribed to them in the Securities Exchange Agreement.

                  The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Securities Exchange Agreement and, if not sooner paid in full, on the earlier of (i) June 30, 2002, and (ii) the effective date of a Joint Plan of Reorganization of Holdings and the Company. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Securities Exchange Agreement.

                  If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                  Upon and after the occurrence of an Event of Default, this Note may, as provided in the Securities Exchange Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

                  Except as set forth in the Securities Exchange Agreement demand, presentment, protest and notice of nonpayment and protest are hereby waived by Company.

                  This Note amends and restates and is a substitute for, but is not in payment or satisfaction of, the Series A Senior Subordinated Note dated December 29, 2000, issued by the Company to the Holder.



                        [SIGNATURE ON THE FOLLOWING PAGE]

                  This Note has been executed, delivered and accepted at New York, New York and shall be interpreted, governed by and construed in accordance with, the laws of the State of New York.


                                           CORAM, INC.


                                           By: /s/ SCOTT DANITZ
                                               ---------------------------------
                                               Name:  Scott Danitz
                                               Title: Senior Vice President and
                                                      Chief Financial Officer


[Signature Page to Series A Note for Cerberus Partners, L.P.]

             AMENDED AND RESTATED SERIES A SENIOR SUBORDINATED NOTE

$7,539,769.58                                                 New York, New York
                                                              December 31, 2001


                  FOR VALUE RECEIVED, the undersigned, CORAM, INC., a Delaware corporation ("Company"), hereby unconditionally PROMISES TO PAY to the order of FOOTHILL CAPITAL CORPORATION ("Holder"), at Foothill Capital Corporation, 2450 Colorado Avenue, Santa Monica, CA 90404, or at such other place as the holder of this Series A Senior Subordinated Note (the "Note") may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of $7,539,769.58 (SEVEN MILLION FIVE HUNDRED THIRTY NINE THOUSAND SEVEN HUNDRED SIXTY NINE DOLLARS AND FIFTY EIGHT CENTS), together with interest on the unpaid principal amount of this Note outstanding from time to time from the date hereof, at the rate provided in the Securities Exchange Agreement (as hereinafter defined).

                  This Note is issued pursuant to that certain Securities Exchange Agreement, dated as of May 6, 1998 between the Company and CORAM HEALTHCARE CORPORATION, a Delaware corporation ("Holdings"), CERBERUS PARTNERS, L.P. GOLDMAN SACHS CREDIT PARTNERS L.P. and FOOTHILL CAPITAL CORPORATION, (as amended from time to time, the "Securities Exchange Agreement"), and is entitled to the benefit of the Note Documents provided for therein, to which reference is hereby made for a statement of all of the terms and conditions under which the indebtedness evidenced hereby is made. All capitalized terms, unless otherwise defined herein, shall have the meanings ascribed to them in the Securities Exchange Agreement.

                  The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Securities Exchange Agreement and, if not sooner paid in full, on the earlier of (i) June 30, 2002, and (ii) the effective date of a Joint Plan of Reorganization of Holdings and the Company. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Securities Exchange Agreement.

                  If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                  Upon and after the occurrence of an Event of Default, this Note may, as provided in the Securities Exchange Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

                  Except as set forth in the Securities Exchange Agreement demand, presentment, protest and notice of nonpayment and protest are hereby waived by Company.

                  This Note amends and restates and is a substitute for, but is not in payment or satisfaction of, the Series A Senior Subordinated Note dated December 29, 2000, issued by the Company to the Holder.



                        [SIGNATURE ON THE FOLLOWING PAGE]

                  This Note has been executed, delivered and accepted at New York, New York and shall be interpreted, governed by and construed in accordance with, the laws of the State of New York.


                                           CORAM, INC.


                                           By: /s/ SCOTT DANITZ
                                               ---------------------------------
                                               Name:  Scott Danitz
                                               Title: Senior Vice President and
                                                      Chief Financial Officer


[Signature Page to Series A Note for Foothill Capital Corporation]

                AMENDED AND RESTATED SERIES B SENIOR SUBORDINATED
                                CONVERTIBLE NOTE

$41,854,200.46                                                New York, New York
                                                              December 31, 2001


                  FOR VALUE RECEIVED, the undersigned, CORAM, INC., a Delaware corporation ("Company"), hereby unconditionally PROMISES TO PAY to the order of GOLDMAN SACHS CREDIT PARTNERS L.P. ("Holder"), at Goldman Sachs Credit Partners L.P., c/o Goldman, Sachs & Co., 85 Broad Street, 6th Floor, New York, NY 10004, or at such other place as the holder of this Series B Senior Subordinated Convertible Note (the "Note") may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of $41,854,200.46 (FORTY ONE MILLION EIGHT HUNDRED FIFTY FOUR THOUSAND TWO HUNDRED DOLLARS AND FORTY SIX CENTS), together with interest on the unpaid principal amount of this Note outstanding from time to time from the date hereof, at the rate provided in the Securities Exchange Agreement (as hereinafter defined).

                  This Note is issued pursuant to that certain Securities Exchange Agreement, dated as of May 6, 1998 between the Company and CORAM HEALTHCARE CORPORATION, a Delaware corporation ("Holdings"), CERBERUS PARTNERS, L.P., GOLDMAN SACHS CREDIT PARTNERS L.P., and FOOTHILL CAPITAL CORPORATION, (as amended, the "Securities Exchange Agreement"), and is entitled to the benefit of the Note Documents provided for therein, to which reference is hereby made for a statement of all of the terms and conditions under which the indebtedness evidenced hereby is made. All capitalized terms, unless otherwise defined herein, shall have the meanings ascribed to them in the Securities Exchange Agreement.

                  This Note shall be convertible into shares of common stock of Holdings in the manner and in the time set forth in the Securities Exchange Agreement.

                  The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Securities Exchange Agreement and, if not sooner paid in full, on the earlier of (i) June 30, 2002, and (ii) the effective date of a Joint Plan of Reorganization of Holdings and the Company. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Securities Exchange Agreement.

                  If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                  Upon and after the occurrence of an Event of Default, this Note may, as provided in the Securities Exchange Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

                  Except as set forth in the Securities Exchange Agreement, demand, presentment, protest and notice of nonpayment and protest are hereby waived by Company.

                  This Note amends and restates and is a substitute for, but is not in payment or satisfaction of, the Series B Senior Subordinated Convertible Note dated December 29, 2000, issued by the Company to the Holder.



                        [SIGNATURE ON THE FOLLOWING PAGE]

                  This Note has been executed, delivered and accepted at New York, New York and shall be interpreted, governed by and construed in accordance with, the laws of the State of New York.


                                           CORAM, INC.


                                           By: /s/ SCOTT DANITZ
                                               ---------------------------------
                                               Name:  Scott Danitz
                                               Title: Senior Vice President and
                                                      Chief Financial Officer


[Signature Page to Series B Note for Goldman Sachs Credit Partners L.P.]

       AMENDED AND RESTATED SERIES B SENIOR SUBORDINATED CONVERTIBLE NOTE

$32,962,340.54                                                New York, New York
                                                              December 31, 2001


                  FOR VALUE RECEIVED, the undersigned, CORAM, INC., a Delaware corporation ("Company"), hereby unconditionally PROMISES TO PAY to the order of CERBERUS PARTNERS, L.P. ("Holder"), at Cerberus Partners, L.P., 450 Park Avenue, 28th Floor, New York, New York 10022, or at such other place as the holder of this Series B Senior Subordinated Convertible Note (the "Note") may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of $32,962,340.54 (THIRTY-TWO MILLION NINE HUNDRED SIXTY TWO THOUSAND THREE HUNDRED FORTY DOLLARS AND FIFTY-FOUR CENTS), together with interest on the unpaid principal amount of this Note outstanding from time to time from the date hereof, at the rate provided in the Securities Exchange Agreement (as hereinafter defined).

                  This Note is issued pursuant to that certain Securities Exchange Agreement, dated as of May 6, 1998 between the Company and CORAM HEALTHCARE CORPORATION, a Delaware corporation ("Holdings"), CERBERUS PARTNERS, L.P., GOLDMAN SACHS CREDIT PARTNERS L.P., and FOOTHILL CAPITAL CORPORATION, (as amended, the "Securities Exchange Agreement"), and is entitled to the benefit of the Note Documents provided for therein, to which reference is hereby made for a statement of all of the terms and conditions under which the indebtedness evidenced hereby is made. All capitalized terms, unless otherwise defined herein, shall have the meanings ascribed to them in the Securities Exchange Agreement.

                  This Note shall be convertible into shares of common stock of Holdings in the manner and in the time set forth in the Securities Exchange Agreement.

                  The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Securities Exchange Agreement and, if not sooner paid in full, on the earlier of (i) June 30, 2002, and (ii) the effective date of a Joint Plan of Reorganization of Holdings and the Company. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Securities Exchange Agreement.

                  If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                  Upon and after the occurrence of an Event of Default, this Note may, as provided in the Securities Exchange Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

                  Except as set forth in the Securities Exchange Agreement, demand, presentment, protest and notice of nonpayment and protest are hereby waived by Company.

                  This Note amends and restates and is a substitute for, but is not in payment or satisfaction of, the Series B Senior Subordinated Convertible Note dated December 29, 2000, issued by the Company to the Holder.



                        [SIGNATURE ON THE FOLLOWING PAGE]

                  This Note has been executed, delivered and accepted at New York, New York and shall be interpreted, governed by and construed in accordance with, the laws of the State of New York.


                                           CORAM, INC.


                                           By: /s/ SCOTT DANITZ
                                               ---------------------------------
                                               Name:  Scott Danitz
                                               Title: Senior Vice President and
                                                      Chief Financial Officer


[Signature Page to Series B Note for Cerberus Partners, L.P.]

       AMENDED AND RESTATED SERIES B SENIOR SUBORDINATED CONVERTIBLE NOTE

$17,267,558.00                                                New York, New York
                                                              December 31, 2001


                  FOR VALUE RECEIVED, the undersigned, CORAM, INC., a Delaware corporation ("Company"), hereby unconditionally PROMISES TO PAY to the order of FOOTHILL CAPITAL CORPORATION ("Holder"), at Foothill Capital Corporation, 2450 Colorado Avenue, Santa Monica, CA 90404, or at such other place as the holder of this Series B Senior Subordinated Convertible Note (the "Note") may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of $17,267,558.00 (SEVENTEEN MILLION TWO HUNDRED SIXTY SEVEN THOUSAND FIVE HUNDRED FIFTY EIGHT DOLLARS), together with interest on the unpaid principal amount of this Note outstanding from time to time from the date hereof, at the rate provided in the Securities Exchange Agreement (as hereinafter defined).

                  This Note is issued pursuant to that certain Securities Exchange Agreement, dated as of May 6, 1998 between the Company and CORAM HEALTHCARE CORPORATION, a Delaware corporation ("Holdings"), CERBERUS PARTNERS, L.P., GOLDMAN SACHS CREDIT PARTNERS L.P., and FOOTHILL CAPITAL CORPORATION, (as amended, the "Securities Exchange Agreement"), and is entitled to the benefit of the Note Documents provided for therein, to which reference is hereby made for a statement of all of the terms and conditions under which the indebtedness evidenced hereby is made. All capitalized terms, unless otherwise defined herein, shall have the meanings ascribed to them in the Securities Exchange Agreement.

                  This Note shall be convertible into shares of common stock of Holdings in the manner and in the time set forth in the Securities Exchange Agreement.

                  The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Securities Exchange Agreement and, if not sooner paid in full, on the earlier of (i) June 30, 2002, and (ii) the effective date of a Joint Plan of Reorganization of Holdings and the Company. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Securities Exchange Agreement.

                  If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                  Upon and after the occurrence of an Event of Default, this Note may, as provided in the Securities Exchange Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

                  Except as set forth in the Securities Exchange Agreement, demand, presentment, protest and notice of nonpayment and protest are hereby waived by Company.

                  This Note amends and restates and is a substitute for, but is not in payment or satisfaction of, the Series B Senior Subordinated Convertible Note dated December 29, 2000, issued by the Company to the Holder.



                        [SIGNATURE ON THE FOLLOWING PAGE]

                  This Note has been executed, delivered and accepted at New York, New York and shall be interpreted, governed by and construed in accordance with, the laws of the State of New York.


                                           CORAM, INC.


                                           By: /s/ SCOTT DANITZ
                                               ---------------------------------
                                               Name:  Scott Danitz
                                               Title: Senior Vice President and
                                                      Chief Financial Officer


[Signature Page to Series B Note for Foothill Capital Corporation]